EXHIBIT 99.1

Steel Partners Holdings
Announces New $600 Million Credit Facility

NEW YORK, N.Y. - November 14, 2017 - Steel Partners Holdings L.P. (NYSE: SPLP), a diversified global holding company, today announced it has entered into a new five-year, $600 million revolving credit facility with a syndicate of banks led by PNC Capital Markets LLC.

The new credit facility consolidates a number of the company's existing credit facilities into one combined, revolving credit facility covering substantially all SPLP entities, with the exception of the company's WebBank subsidiary. In addition to PNC Capital Markets LLC, other joint lead arrangers of the new credit facility include Citizens Bank, N.A; SunTrust Robinson Humphrey, Inc.; and Wells Fargo Bank, National Association.

"Proceeds will be used for general corporate purposes, including working capital needs, and potential future acquisitions," said Warren Lichtenstein, Executive Chairman of Steel Partners. "Consolidating our credit facilities into one agreement allows us to reduce our borrowing rate and is in keeping with our goal of simplifying the Steel Partners' corporate structure. It will provide us with enhanced liquidity and added flexibility, as we continue to grow the company and add value for our stakeholders."

About Steel Partners Holdings L.P.

Steel Partners Holdings L.P. is a diversified global holding company that engages in multiple businesses through consolidated subsidiaries, associated companies and other interests. It owns and operates businesses and has significant interests in leading companies in various industries, including diversified industrial products, energy, defense, supply chain management and logistics, banking and youth sports.

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect SPLP's current expectations and projections about its future results, performance, prospects and opportunities. SPLP has tried to identify these forward-looking statements by using words such as "may" "should," "expect," "hope," "anticipate," "believe," "intend," "plan," "estimate" and similar expressions. These forward-looking statements are based on information currently available to the company and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities in 2017 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation, SPLP's future financial performance and ability to access its lines of credit if its financial performance does not satisfy the financial covenants set forth in its financing agreements, SPLP’s subsidiaries need for additional financing and the terms and conditions of any financing that is consummated, their customers' acceptance of its new and existing products, the risk that the company and its subsidiaries will not be able to compete successfully, the possible volatility of the company's unit price and the potential fluctuation in its operating results. Although SPLP believes that the expectations reflected in these forward-looking statements are reasonable and achievable, such statements involve significant risks and uncertainties, and no assurance can be given that the actual results will be consistent with these forward-looking statements. Investors should read carefully the factors described in the "Risk Factors" section of the company's filings with the SEC, including the company's Form 10-K for the year ended December 31, 2016 and the company's Form 10-Q for the quarterly period ended September 30, 2017, for information regarding risk factors that could affect the company's results. Except as otherwise required by federal securities laws, SPLP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

For more information, contact:
PondelWilkinson Inc.
Roger S. Pondel, 310-279-5965
rpondel@pondel.com